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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2005


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                             SOLA INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


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            Delaware                   1-13606               94-3189941
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)     file number)         Identification No.)

                      10590 West Ocean Air Drive, Suite 300
                               San Diego, CA 92130
                    (Address of principal executive offices)

                                      (858)
                             509-9899 (Registrant's
                           telephone number, including
                                   area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     On January 14, 2005, SOLA International Inc., a Delaware corporation (the "Company"), issued a press release announcing that it will hold a special meeting of shareholders on February 28, 2005 for the purpose of voting on the Agreement and Plan of Merger, dated December 5, 2004 among the Company, Carl Zeiss TopCo GmbH, a German company ("GMBH") and Sun Acquisition, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of GMBH. The Company also announced that shareholders of record of the Company as of the close of business on January 24, 2005 will be entitled to vote at the special meeting. The Company intends to mail the proxy materials in connection with the special meeting of shareholders shortly after January 24, 2005.

     A copy of the press release issued by the Company on January 14, 2005 announcing the date of the special meeting and the record date is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     Exhibits. The following exhibits are filed herewith:

        Exhibit No.              Description
        -----------              -----------

        99.1                     Press Release



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 14, 2005


                                     SOLA INTERNATIONAL INC.


                                     By:  /s/ Ronald F. Dutt
                                          -----------------------------------
                                          Name:   Ronald F. Dutt
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer